Exhibit 99.2

April 2008

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Ratios (percent)
Return on average assets	1.06	0.06	1.26	1.49	1.47	0.25	1.41	1.45
Return on average equity	12.5	0.7	13.8	15.7	14.6	2.6	15.1	16.0
Average equity as a percent of average assets	8.43	8.77	9.13	9.53	10.05	9.70	9.33	9.09
Net interest margin (a)	3.41	3.29	3.34	3.37	3.44	3.16	2.99	3.01
Efficiency (a)	42.1	72.6	59.2	54.1	55.8	82.2	54.3	54.2
Net losses charged off as a percent of average loans and leases	1.37	0.89	0.60	0.55	0.39	0.52	0.43	0.37
Allowance for loan and lease losses as a percent of loans and leases	1.49	1.17	1.08	1.06	1.05	1.04	1.04	1.04
Allowance for credit losses as a percent of loans and leases	1.62	1.29	1.19	1.16	1.15	1.14	1.14	1.14
Nonperforming assets as a percent of loans, leases and other assets, including OREO	1.96	1.32	0.92	0.70	0.66	0.61	0.56	0.49
Allowance for loan and lease losses as a percent of nonperforming assets	75.73	88.06	117.10	152.21	158.80	169.62	185.04	210.37
Allowance for credit losses as a percent of nonperforming assets	82.20	96.99	128.24	166.77	174.82	186.33	203.39	230.94
Common Share Data
Earnings per share	$0.55	$0.03	$0.61	$0.69	$0.65	$0.12	$0.68	$0.69
Earnings per diluted share	0.55	0.03	0.61	0.69	0.65	0.12	0.68	0.69
Cash dividends per common share	0.44	0.44	0.42	0.42	0.42	0.40	0.40	0.40
Book value per share	17.59	17.20	17.45	17.16	17.82	18.02	17.96	17.13
Common shares outstanding, excluding treasury	532,106,075	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188
Market price per share:
High	$28.58	$35.34	$41.17	$43.32	$41.41	$41.57	$40.18	$41.02
Low	20.25	24.82	33.60	37.88	37.93	37.75	35.95	35.86
End of period	20.92	25.13	33.88	39.77	38.69	40.93	38.08	36.95
Price/earnings ratio (b)	11.13	12.69	16.37	18.58	18.08	19.13	14.53	13.94
Supplemental Data
Common dividends declared ($ in millions)	$234	$234	$224	$225	$231	$222	$223	$223
Full-time equivalent employees	21,726	21,683	20,775	21,033	21,442	21,362	21,301	21,230
Banking centers	1,232	1,227	1,181	1,167	1,161	1,150	1,145	1,138
ATMs	2,221	2,211	2,153	2,132	2,104	2,096	2,114	2,034

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Income Statement ($ in millions)
Interest income (FTE)	$1,453	$1,556	$1,535	$1,495	$1,466	$1,551	$1,540	$1,483
Interest expense	627	771	775	750	724	807	821	767

Net interest income (FTE)	826	785	760	745	742	744	719	716
Provision for loan and lease losses	544	284	139	121	84	107	87	71
Noninterest income:
Electronic payment processing revenue	213	223	212	205	185	194	182	178
Service charges on deposits	147	160	151	142	126	122	134	135
Investment advisory revenue	93	94	95	97	96	90	89	96
Corporate banking revenue	107	106	91	88	83	82	79	82
Mortgage banking net revenue	97	26	26	41	40	30	36	41
Other noninterest income	185	(113)	93	96	78	58	87	76
Securities gains (losses), net	27	7	13	—	—	(398)	19	14
Securities gains, net - non-qualifying hedges on mortgage servicing rights	3	6	—	—	—	3	—	—

Total noninterest income	872	509	681	669	608	181	626	622
Noninterest expense:
Salaries, wages and incentives	347	328	310	309	292	300	288	303
Employee benefits	85	56	67	68	87	61	74	69
Payment processing expense	66	68	65	59	52	51	48	47
Net occupancy expense	72	70	66	68	65	65	63	59
Technology and communications	47	47	41	41	40	39	36	34
Equipment expense	31	32	30	31	29	30	32	28
Other noninterest expense	67	339	274	189	188	214	190	186

Total noninterest expense	715	940	853	765	753	760	731	726

Income before income taxes (FTE)	439	70	449	528	513	58	527	541
Taxable equivalent adjustment	6	6	6	6	6	6	6	6

Income before income taxes	433	64	443	522	507	52	521	535
Applicable income taxes	141	48	118	146	148	(14)	144	153

Net income	$292	$16	$325	$376	$359	$66	$377	$382

Net income available to common shareholders (a)	$292	$16	$325	$375	$359	$66	$377	$382

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$8,999	$8,924	$9,201	$8,616	$9,053	$8,625	$8,810	$8,660
Tier II capital	4,211	2,809	2,623	2,547	2,581	2,760	2,007	1,957

Total risk-based capital	$13,210	$11,733	$11,824	$11,163	$11,634	$11,385	$10,817	$10,617

Risk-weighted assets	$116,737	$115,529	$108,754	$105,950	$103,937	$102,823	$101,940	$101,126

Tier I capital ratio	7.71%	7.72%	8.46%	8.13%	8.71%	8.39%	8.64%	8.56%
Total risk-based capital ratio	11.32%	10.16%	10.87%	10.54%	11.19%	11.07%	10.61%	10.50%
Tier I leverage ratio	8.29%	8.50%	9.23%	8.76%	9.36%	8.44%	8.52%	8.38%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.

(b)	March 31, 2008 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,092	$2,660	$2,494	$2,294	$2,211	$2,705	$2,351	$2,658
Available-for-sale and other securities	12,421	10,677	10,777	11,015	10,592	11,053	19,514	20,345
Held-to-maturity securities	353	355	346	346	347	356	359	358
Trading securities	184	171	155	148	160	187	164	173
Other short-term investments	517	620	765	437	256	840	173	220

Total cash and securities	16,567	14,483	14,537	14,240	13,566	15,141	22,561	23,754
Loans held for sale	2,573	4,329	2,761	1,708	1,382	1,150	872	931
Portfolio loans and leases	80,886	80,253	76,254	75,709	74,821	74,353	73,480	72,577

Total loans and leases	83,459	84,582	79,015	77,417	76,203	75,503	74,352	73,508
Allowance for loan and lease losses	(1,205)	(937)	(827)	(803)	(784)	(771)	(761)	(753)
Bank premises and equipment	2,265	2,223	2,127	2,063	2,001	1,940	1,902	1,853
Operating lease equipment	317	353	283	209	212	202	142	150
Goodwill	2,460	2,470	2,192	2,192	2,192	2,193	2,193	2,194
Intangible assets	143	147	138	147	158	166	175	185
Servicing rights	596	618	626	607	572	524	504	489
Other real estate owned	193	159	127	113	99	88	80	69
Other assets	6,609	6,864	6,047	5,205	5,605	5,683	4,680	4,662

Total assets	$111,404	$110,962	$104,265	$101,390	$99,824	$100,669	$105,828	$106,111

Liabilities
Deposits:
Demand	$14,949	$14,404	$13,174	$13,524	$13,510	$14,331	$13,883	$14,078
Interest checking	14,842	15,254	14,294	14,672	15,755	15,993	15,855	16,788
Savings	16,572	15,635	15,599	15,036	14,256	13,181	12,392	12,061
Money market	7,077	6,521	6,163	6,334	6,336	6,584	6,462	6,505
Foreign office	2,354	2,572	2,014	1,744	1,495	1,353	846	842
Other time	9,883	11,440	10,267	10,428	10,869	10,987	10,818	10,627
Certificates - $100,000 and over	4,993	6,738	5,973	6,204	6,776	6,628	6,871	5,691
Other foreign office	731	2,881	1,898	1,251	191	323	1,516	3,931

Total deposits	71,401	75,445	69,382	69,193	69,188	69,380	68,643	70,523
Federal funds purchased	5,612	4,427	5,130	3,824	1,622	1,421	5,434	2,493
Other short-term borrowings	6,387	4,747	3,796	3,331	2,383	2,796	3,833	5,275
Other liabilities	4,605	4,325	4,166	3,894	4,207	4,492	3,726	3,762
Long-term debt	14,041	12,857	12,498	11,957	12,620	12,558	14,170	14,502

Total liabilities	102,046	101,801	94,972	92,199	90,020	90,647	95,806	96,555

Shareholders’ Equity
Common and preferred equity	11,544	11,496	11,665	11,542	11,440	11,433	11,576	11,411
Accumulated other comprehensive income related to employee benefit plans	(55)	(57)	(55)	(56)	(58)	(59)	(5)	(5)
Net unrealized gains (losses):
Available-for-sale securities	2	(94)	(149)	(230)	(105)	(119)	(382)	(670)
Qualifying cash flow hedges	64	25	6	(7)	—	(1)	(5)	(8)
Treasury stock, at cost	(2,197)	(2,209)	(2,174)	(2,058)	(1,473)	(1,232)	(1,162)	(1,172)

Total shareholders’ equity	9,358	9,161	9,293	9,191	9,804	10,022	10,022	9,556

Total liabilities & shareholders’ equity	$111,404	$110,962	$104,265	$101,390	$99,824	$100,669	$105,828	$106,111

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	532,106,075	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188
Treasury shares held	51,321,029	51,516,339	50,800,114	47,730,194	33,349,825	27,174,430	25,360,766	25,532,916

Quarterly Data

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$84,912	$82,172	$78,243	$77,048	$75,860	$75,262	$73,938	$73,093
Taxable securities	11,560	11,360	11,180	11,030	10,951	16,685	20,836	21,642
Tax exempt securities	403	464	490	508	534	568	587	616
Other short-term investments	634	682	499	203	225	1,051	172	190

Total interest-earning assets	97,509	94,678	90,412	88,789	87,570	93,566	95,533	95,541
Cash and due from banks	2,236	2,424	2,189	2,235	2,251	2,356	2,343	2,555
Other assets	12,477	11,444	10,330	10,524	10,140	9,440	8,744	8,393
Allowance for loan and lease losses	(931)	(819)	(800)	(781)	(769)	(760)	(752)	(748)

Total assets	$111,291	$107,727	$102,131	$100,767	$99,192	$104,602	$105,868	$105,741

Liabilities
Interest-bearing liabilities:
Interest checking	$14,836	$14,394	$14,334	$15,061	$15,509	$15,744	$16,251	$17,025
Savings	16,075	15,616	15,390	14,620	13,689	12,812	12,279	12,064
Money market	6,896	6,363	6,247	6,244	6,377	6,572	6,371	6,429
Foreign office	2,443	2,249	1,808	1,637	1,343	1,047	770	680
Other time	10,884	11,011	10,290	10,780	11,037	10,991	10,794	10,449
Certificates - $100,000 and over	5,835	6,613	6,062	6,511	6,682	6,750	6,415	5,316
Other foreign office	3,861	2,464	1,981	732	364	1,711	2,898	3,702
Federal funds purchased	5,258	4,189	4,322	3,540	2,505	3,615	4,546	3,886
Other short-term borrowings	4,937	4,890	3,285	2,372	2,400	4,468	4,056	4,854
Long-term debt	13,328	13,188	12,351	12,238	12,242	13,059	14,355	14,465

Total interest-bearing liabilities	84,353	80,977	76,070	73,735	72,148	76,769	78,735	78,870
Demand deposits	13,208	13,345	13,143	13,370	13,185	13,882	13,642	13,764
Other liabilities	4,351	3,959	3,594	4,063	3,889	3,801	3,613	3,500

Total liabilities	101,912	98,281	92,807	91,168	89,222	94,452	95,990	96,134
Shareholders’ equity	9,379	9,446	9,324	9,599	9,970	10,150	9,878	9,607

Total liabilities & shareholders’ equity	$111,291	$107,727	$102,131	$100,767	$99,192	$104,602	$105,868	$105,741

Average loans and leases (excluding held for sale)	$80,945	$78,174	$76,295	$75,205	$74,416	$74,032	$72,903	$72,209
Average common shares outstanding:
Basic	528,497,585	529,119,898	530,123,356	540,263,755	551,501,038	554,978,470	555,565,365	554,977,557
Diluted	530,372,174	530,938,891	532,470,709	543,228,461	554,174,864	557,654,120	557,948,598	557,489,491

Quarterly Data

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Asset Quality ($ in millions)
Nonaccrual loans and leases	$1,388	$893	$569	$406	$390	$352	$320	$281
Other assets, including other real estate owned	204	171	137	122	104	103	91	77

Total nonperforming assets	$1,592	$1,064	$706	$528	$494	$455	$411	$358

Ninety days past due loans and leases	$539	$491	$360	$302	$243	$210	$196	$191

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$27,937	$26,079	$23,317	$22,162	$21,479	$20,831	$21,260	$20,717
Commercial mortgage	12,155	11,967	11,178	11,112	10,909	10,405	9,879	9,792
Commercial construction	5,592	5,561	5,463	5,469	5,688	6,168	5,879	5,950
Commercial leases	3,727	3,737	3,710	3,698	3,694	3,841	3,752	3,740

Subtotal - commercial	49,411	47,344	43,668	42,441	41,770	41,245	40,770	40,199
Consumer:
Residential mortgage	10,985	11,433	9,945	10,038	9,730	9,905	9,629	9,528
Home equity	11,803	11,874	11,737	11,780	11,948	12,154	12,235	12,087
Automobile loans	8,394	11,183	11,043	10,714	10,400	10,028	9,599	9,512
Credit card	1,686	1,591	1,460	1,263	1,111	1,004	876	846
Other consumer loans and leases	1,180	1,157	1,162	1,181	1,244	1,167	1,243	1,336

Subtotal - consumer	34,048	37,238	35,347	34,976	34,433	34,258	33,582	33,309

Total loans and leases	$83,459	$84,582	$79,015	$77,417	$76,203	$75,503	$74,352	$73,508

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$26,617	$24,526	$22,345	$21,587	$20,908	$21,228	$20,879	$20,338
Commercial mortgage	12,052	11,588	11,117	11,030	10,566	9,929	9,833	9,980
Commercial construction	5,577	5,544	5,499	5,595	6,014	6,099	5,913	5,840
Commercial leases	3,723	3,692	3,700	3,678	3,661	3,762	3,740	3,729

Subtotal - commercial	47,969	45,350	42,661	41,890	41,149	41,018	40,365	39,887
Consumer:
Residential mortgage	11,699	11,181	10,396	10,201	10,166	10,038	9,699	9,491
Home equity	11,846	11,843	11,752	11,886	12,072	12,225	12,174	11,999
Automobile loans	10,542	11,158	10,865	10,552	10,230	9,834	9,522	9,480
Credit card	1,660	1,461	1,366	1,248	1,021	915	870	797
Other consumer loans and leases	1,196	1,179	1,203	1,271	1,222	1,232	1,308	1,439

Subtotal - consumer	36,943	36,822	35,582	35,158	34,711	34,244	33,573	33,206

Total average loans and leases	$84,912	$82,172	$78,243	$77,048	$75,860	$75,262	$73,938	$73,093

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial loans and leases	$311	$180	$180	$141	$143	$133	$167	$129
Commercial mortgage	312	243	146	113	107	84	49	62
Commercial construction loans	408	249	105	65	57	54	31	18
Consumer mortgage and construction	211	121	74	40	38	38	34	34
Other consumer loans and leases	146	100	64	47	45	43	39	38

Total nonperforming loans and leases	$1,388	$893	$569	$406	$390	$352	$320	$281

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(293)	$(193)	$(127)	$(124)	$(99)	$(118)	$(96)	$(96)
Recoveries	17	19	12	22	28	21	17	29

Net losses charged off	$(276)	$(174)	$(115)	$(102)	$(71)	$(97)	$(79)	$(67)